PREPAYMENTS AND OTHER CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
PREPAYMENTS AND OTHER CURRENT ASSETS
Deferred channel and other costs (Note 4)	¥ 45,144	$ 6,456	¥ 54,668
VAT prepayments	11,191	1,600	18,060
Produced animation content	5,351	765	2,337
Prepayments of marketing expenses	2,170	310	2,255
Others	10,627	1,520	12,192
Total prepayments and other current assets	¥ 74,483	$ 10,651	¥ 89,512